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                                                                     EXHIBIT 4.1

                                    GARMIN

                                  GARMIN LTD.


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
   OF THE CAYMAN ISLANDS                            AND A STATEMENT AS TO
                                                  RESTRICTIONS ON TRANSFER
                                                      CUSIP G37260 10 9

THIS CERTIFIES THAT                                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 NOMINAL OR PAR VALUE, OF
                                  GARMIN LTD.

(hereinafter called the "Company"), transferrable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

                                    GARMIN LTD.

                                       SEAL


       /s/Min H. Kao                                      /s/Andrew R. Etkind
          DIRECTOR                                                  SECRETARY

                                COUNTERSIGNED:
                                              UMB BANK, N.A.
                                                             TRANSFER AGENT
                                BY
                                                         AUTHORIZED SIGNATURE

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                                  GARMIN LTD.

     THE COMPANY WILL FURNISH A COPY OF ITS MEMORANDUM AND ARTICLES OF ASSOCIATION THAT DESCRIBES THE CLASSES OF EQUITY OF THE COMPANY TO THE HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when issued in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - _____ Custodian for _______
TEN ENT - as tenants by the entireties             (Cust)              (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ______________
          in common                                       (State)

  Additional abbreviations may also be used as though not in the above list.

     For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.
Dated _____________________


                                        ______________________________________
NOTICE: THE SIGNATURE(S) TO THIS        Signature(s) Guaranteed:
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY PARTICU-
LAR, WITHOUT ALTERATION OR ENLARGE-
MENT OR ANY CHANGE WHATEVER.            ______________________________________
                                        THE SIGNATURE MUST BE GUARANTEED BY AN
                                        ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                        STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17AD-15.

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